     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 19, 1998
                                                    REGISTRATION NOS. 333-
                                                                      333-
                                                                      333-
                                                                      333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              -----------------

                                    FORM S-1

                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              -----------------

          L-3 COMMUNICATIONS          HYGIENETICS ENVIRONMENTAL SERVICES,
               CORPORATION                           INC.
      (Exact name of registrant            (Exact name of registrant
     as specified in its charter)        as specified in its charter)
                DELAWARE                           DELAWARE
   (State of incorporation)          (State of incorporation)
           3812, 3663, 3679                    3812, 3663, 3679
    (Primary Standard Industrial         (Primary Standard Industrial
     Classification Code Number)          Classification Code Number)
               13-3937436                         13-3992505
            (I.R.S. Employer                   (I.R.S. Employer
        Identification Number)              Identification Number)
           600 THIRD AVENUE                    600 THIRD AVENUE
      NEW YORK, NEW YORK 10016             NEW YORK, NEW YORK 10016
             (212) 697-1111                     (212) 697-1111
 (Address, including zip code, and     (Address, including zip code, and
  telephone number, including area             telephone number,
   code, of registrant's principal   including area code, of registrant's
           executive offices)            principal executive offices)



        L-3 COMMUNICATIONS                 SOUTHERN CALIFORNIA
        ILEX SYSTEMS, INC.                   MICROWAVE, INC.
    (Exact name of registrant           (Exact name of registrant
   as specified in its charter)        as specified in its charter)
             DELAWARE                           CALIFORNIA
(State of incorporation)            (State of incorporation)
         3812, 3663, 3679                    3812, 3663, 3679
   (Primary Standard Industrial        (Primary Standard Industrial
   Classification Code Number)         Classification Code Number)
            13-3992952                          13-0478540
         (I.R.S. Employer                    (I.R.S. Employer
      Identification Number)              Identification Number)
         600 THIRD AVENUE                    600 THIRD AVENUE
     NEW YORK, NEW YORK 10016            NEW YORK, NEW YORK 10016
          (212) 697-1111                      (212) 697-1111
(Address, including zip code, and   (Address, including zip code, and
 telephone number, including area    telephone number, including area
 code, of registrant's principal     code, of registrant's principal
        executive offices)                  executive offices)

                            CHRISTOPHER C. CAMBRIA
                        L-3 COMMUNICATIONS CORPORATION
                               600 THIRD AVENUE
                           NEW YORK, NEW YORK 10016
                                (212) 697-1111
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                               -----------------
                                  COPIES TO:

      VINCENT PAGANO JR.             KIRK A. DAVENPORT
  SIMPSON THACHER & BARTLETT         LATHAM & WATKINS
     425 LEXINGTON AVENUE            885 THIRD AVENUE
   NEW YORK, NEW YORK 10017      NEW YORK, NEW YORK 10022
        (212) 455-2000                (212) 906-1200

                               -----------------
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

                        CALCULATION OF REGISTRATION FEE




                                                                PROPOSED MAXIMUM
          TITLE OF EACH CLASS OF              AMOUNT TO BE     AGGREGATE OFFERING        AMOUNT OF
        SECURITIES TO BE REGISTERED            REGISTERED           PRICE(1)          REGISTRATION FEE
------------------------------------------   --------------   --------------------   -----------------
 Senior Subordinated Notes due 2007
 ("Notes") ...............................   $30,000,000      $30,000,000            $  8,850.00
 Guarantees relating to Notes(2) .........          (--)             (--)                 None



(1)   Estimated solely for the purpose of calculating the registration fee.
(2)   No separate consideration will be received for the Guarantees.

                              -----------------
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. -


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File Nos. 333-46983, 333-46983-01, 333-46983-02 and 333-46983-03


     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. -

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. -

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. -
                               -----------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------

     The contents of the Registration Statement on Form S-1 (File Nos. 333-46983, 333-46983-01, 333-46983-02 and 333-46983-03), filed pursuant to the
Securities Act of 1933, as amended, are hereby incorporated by reference in this Registration Statement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on May 18, 1998.


                                        L-3 COMMUNICATIONS CORPORATION


                                        By: /s/ Christopher C. Cambria
                                           ------------------------------------

                                           Vice President, Secretary and
General Counsel


     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:




               SIGNATURE                                           TITLE
--------------------------------------   --------------------------------------------------------
                   *                     Chairman, Chief Executive Officer and Director
---------------------------------
                                         (Principal Executive Officer)
                Frank C. Lanza
                   *                     President, Chief Financial Officer (Principal Financial
---------------------------------
                                         Officer) and Director
              Robert V. LaPenta
                   *                     Vice President -- Finance and Controller (Principal
---------------------------------
                                         Accounting Officer)
            Michael T. Strianese
                   *                     Director
---------------------------------
                David J. Brand
                   *                     Director
---------------------------------
             Thomas A. Corcoran
                   *                     Director
---------------------------------
              Alberto M. Finali
                   *                     Director
---------------------------------
                Eliot M. Fried
                   *                     Director
---------------------------------
            Frank H. Menaker, Jr.
                   *                     Director
---------------------------------
              Robert B. Millard
                   *                     Director
---------------------------------
               John E. Montague
                   *                     Director
---------------------------------
             Alan H. Washkowitz
*By: /s/       Christopher C. Cambria
  -----------------------------
               Attorney-in-Fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on May 18, 1998.


                                   HYGIENETICS ENVIRONMENTAL SERVICES, INC.


                                   By: /s/ Christopher C. Cambria
                                       ----------------------------------------

                                       Vice President, Secretary and Director


     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:




               SIGNATURE                                          TITLE
--------------------------------------   ------------------------------------------------------
                   *                     Chief Executive Officer and Director (Principal
---------------------------------
                                         Executive Officer)
                Frank C. Lanza
                   *                     Chief Financial Officer (Principal Financial Officer)
---------------------------------
                                         and Director
              Robert V. LaPenta
                   *                     Vice President, Principal Accounting Officer
---------------------------------
                                         and Director
            Michael T. Strianese
        /s/ Christopher C. Cambria       Director
---------------------------------
           Christopher C. Cambria
*By: /s/       Christopher C. Cambria
  -----------------------------
               Attorney-in-Fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on May 18, 1998.


                                        L-3 COMMUNICATIONS ILEX SYSTEMS, INC.


                                        By: /s/ Christopher C. Cambria
                                           ------------------------------------

                                           Vice President, Secretary and
Director


     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:




               SIGNATURE                                          TITLE
--------------------------------------   ------------------------------------------------------
                   *                     Chief Executive Officer and Director (Principal
---------------------------------
                                         Executive Officer)
                Frank C. Lanza
                   *                     Chief Financial Officer (Principal Financial Officer)
---------------------------------
                                         and Director
              Robert V. LaPenta
                   *                     Vice President, Principal Accounting Officer
---------------------------------
                                         and Director
            Michael T. Strianese
        /s/ Christopher C. Cambria       Director
---------------------------------
           Christopher C. Cambria
*By: /s/       Christopher C. Cambria
  -----------------------------
               Attorney-in-Fact


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on May 18, 1998.


                                        SOUTHERN CALIFORNIA MICROWAVE, INC.


                                        By: /s/ Christopher C. Cambria
                                           ------------------------------------

                                           Vice President, Secretary and
Director


     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:




               SIGNATURE                                          TITLE
--------------------------------------   ------------------------------------------------------
                   *                     Chief Executive Officer and Director (Principal
---------------------------------
                                         Executive Officer)
                Frank C. Lanza
                   *                     Chief Financial Officer (Principal Financial Officer)
---------------------------------
                                         and Director
              Robert V. LaPenta
                   *                     Vice President, Principal Accounting Officer
---------------------------------
                                         and Director
            Michael T. Strianese
        /s/ Christopher C. Cambria       Director
---------------------------------
           Christopher C. Cambria
                   *                     Director
---------------------------------
                  William Kirk
*By: /s/       Christopher C. Cambria
  -----------------------------
               Attorney-in-Fact


                                 EXHIBIT INDEX





    EXHIBIT NO.                                      DESCRIPTION OF EXHIBIT
------------------ -----------------------------------------------------------------------------------------
        **1.1      Form of Underwriting Agreement among L-3 Communications Corporation and the
                   Underwriters named therein
        **3.1      Certificate of Incorporation of L-3 Communications Corporation.
        **3.2      By-Laws of L-3 Communications Corporation.
        **3.3      Certificate of Incorporation of Hygienetics Environmental Services, Inc.
        **3.4      By-laws of Hygienetics Environmental Services, Inc.
        **3.5      Certificate of Incorporation of L-3 Communications ILEX Systems, Inc.
        **3.6      By-laws of L-3 Communications ILEX Systems, Inc.
        **3.7      Certificate of Incorporation of Southern California Microwave, Inc.
        **3.8      By-laws of Southern California Microwave, Inc.
        **4.1      Form of Indenture between L-3 Communications Corporation and the Trustee, including the form of Note and Guarantee.
        **5        Opinion of Simpson Thacher & Bartlett.
       **10.1      Credit Agreement, dated as of April 30, 1997 among L-3 Communications Corporation and lenders named therein, as amended.
       **10.2      Indenture dated as of April 30, 1997 between L-3 Communications Corporation and The
                   Bank of New York, as Trustee.
       **10.3      Stockholders Agreement dated as of April 30, 1997 among L-3 Communications
                   Corporation and the stockholders parties thereto.
       **10.4      Transaction Agreement dated as of March 28, 1997, as amended, among Lockheed
                   Martin Corporation, Lehman Brothers Capital Partners III, L.P., Frank C. Lanza, Robert
                   V. LaPenta and L-3 Communications Holdings, Inc.
       **10.5      Employment Agreement dated April 30, 1997 between Frank C. Lanza and L-3
                   Communications Holdings, Inc.
       **10.51     Employment Agreement dated April 30, 1997 between Robert V. LaPenta and L-3
                   Communications Holdings, Inc.
       **10.6      Lease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, Inc., L-3
                   Communications Corporation and KSL, Division of Bonneville International.
       **10.61     Lease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, L-3
                   Communications Corporation and Unisys Corporation.
       **10.62     Sublease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, Inc., L-3
                   Communications Corporation and Unisys Corporation.
       **10.7      Limited Noncompetition Agreement dated April 30, 1997 between Lockheed Martin
                   Corporation and L-3 Communications Corporation.
       **10.8      Asset Purchase Agreement dated as of December 19, 1997 between L-3 Communications
                   Corporation and California Microwave, Inc.
       **10.81     Asset Purchase Agreement dated as of February 10, 1998 between FAP Trust and L-3
                   Communications Corporation.
       **10.82     Asset Purchase Agreement dated as of March 30, 1998 among AlliedSignal Inc.,
                   AlliedSignal Technologies, Inc., AlliedSignal Deutschland GMBH and L-3
                   Communications Corporation.
       **10.9      Form of Stock Option Agreement for Employee Options.
       **10.91     Form of 1997 Stock Option Plan for Key Employees.
       **10.10     L-3 Communications Corporation Pension Plan.
       **12        Ratio of earnings to fixed charges.
       **23.1      Consent of Simpson Thacher & Bartlett (also see Exhibit 5).
         23.2      Consent of Coopers & Lybrand L.L.P., independent certified public accountants.
         23.3      Consent of Ernst & Young LLP, independent certified public accountants.
         23.31     Consent of Ernst & Young LLP, independent certified public accountants.
         23.4      Consent of KPMG Peat Marwick LLP, independent certified public accountants.
         24        Powers of Attorney of L-3 Communications Corporation.
         24.1      Power of Attorney of Southern California Microwave, Inc., L-3 Communications ILEX
                   Systems, Inc. and Hygienetics Environmental Services, Inc.
       **25        Statement of Eligibility of Trustee on Form T-1.


----------
**  Previously filed.